UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


                         Date of Report October 2, 2000


                          THE PEOPLES HOLDING COMPANY
                          ---------------------------
            (Exact name of registrant as specified in its charter)


               Mississippi         1-13253        64-0676974
               -----------         -------        ----------
               (State or           (Commission    (I.R.S. Iden-
               other                file          tification
               jurisdiction)        number)       number)


                209 Troy Street, Tupelo, Mississippi 38802-0709
                ------------------------------------ ----------
              (Address of principal executive officers) (Zip Code)

                  Registrant's Telephone Number: (662)680-1001

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT.
          ---------------------------------

          Not applicable

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

          Not applicable

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP.
          ---------------------------

          Not applicable

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
          -----------------------------------------------

          Not applicable

ITEM 5:   OTHER EVENTS.
          -------------

          At a special called meeting Friday, September 22, 2000, the Board of Directors of The Peoples Holding Company (the Company) elected Robinson McGraw President and Chief Executive Officer of The Peoples Holding Company and its subsidiary, The Peoples Bank and Trust Company (the Bank). Mr. McGraw will succeed John W. Smith, 65, who is retiring October 31, 2000, after 29 years of service with the Bank, the last seven as President and Chief Executive Officer.
          Mr. Smith will remain on the Board of Directors of both the Company and the Bank. Mr. McGraw has been with the Bank since 1974, serving as Executive Vice President since 1993. The transition will start immediately and Mr. McGraw will assume the responsibilities of the office November 1, 2000.

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS.
          --------------------------------------

          Not applicable

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          Not applicable

ITEM 8:   CHANGE IN FISCAL YEAR.
          ----------------------

          Not applicable

ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          ----------------------------------------------------

          Not applicable

                                    SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned thereunto duly authorzied.


                                   THE PEOPLES HOLDING COMPANY
                                   ---------------------------
                                           Registrant


                                   /s/    John W. Smith
                                   ---------------------------
                                          John W. Smith
                               President & Chief Executive Officer


DATE:     October 2, 2000